UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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4Licensing Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4LICENSING CORPORATION
767 Third Avenue, 17th Floor
New York, New York 10017

(212) 758-7666

April 30, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of 4Licensing Corporation (“4LC” or the “Company”) to be held at 3:30 pm (Eastern Time) on Wednesday, May 27, 2015, at The Cornell Club, 6 East 44th Street, New York, New York 10017.

The purposes of the Annual Meeting are to (i) elect directors, (ii) ratify the appointment of the independent registered public accounting firm and (iii) transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof. These matters are described in the formal Notice of the 2015 Annual Meeting of Shareholders and the accompanying Proxy Statement.

Included with the Proxy Statement is a copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2014. We encourage you to read the Company’s Annual Report. It includes information on the Company’s business, markets and products as well as the Company’s audited financial statements.

Your vote is very important. We hope you will find it convenient to attend the Annual Meeting in person. Whether or not you are personally able to attend, it is important that your shares be represented at the Annual Meeting. Accordingly, you are requested to sign, date and return the enclosed proxy promptly. If you do attend the Annual Meeting you may revoke your proxy and vote in person. Your cooperation is greatly appreciated.

Sincerely,

Duminda M. DeSilva
Interim Chairman of the Board of Directors

4LICENSING CORPORATION
767 Third Avenue, 17th Floor
New York, New York 10017
NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
to be held on May 27, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of 4Licensing Corporation (“4LC” or the “Company”), a Delaware corporation, will be held at The Cornell Club, 6 East 44th Street, New York, New York 10017, on Wednesday, May 27, 2015, at 3:30 pm (Eastern Time), for the purpose of considering and acting upon the following matters set forth in the accompanying Proxy Statement:

1.	Election of three directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
2.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm for 4LC for the fiscal year ending December 31, 2015; and
3.	The transaction of such other business as may properly come before the meeting and any adjournment or postponements thereof.

The Company’s Board of Directors has fixed the close of business on April 20, 2015 as the record date for the Annual Meeting and only holders of shares of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof.

By Order of the Board of Directors,

Duminda M. DeSilva
Interim Chairman of the Board of Directors

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT APRIL 27, 2015.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP 4LC AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE SHAREHOLDERS CANNOT BE TRANSACTED UNLESS ONE-THIRD OF THE OUTSTANDING SHARES OF 4LC’s COMMON STOCK ARE REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished to the shareholders of 4Licensing Corporation (“4LC” or the “Company”), a Delaware corporation, in connection with the 2015 Annual Meeting of Shareholders of 4LC (the “Annual Meeting”) to be held at 3:30 pm (Eastern Time) on Wednesday, May 27, 2015, at The Cornell Club, 6 East 44th Street, New York, New York.

Accompanying this Proxy Statement is a notice of such Annual Meeting, a form of proxy solicited by the 4LC Board of Directors (the “Board” or “Board of Directors”) and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2014 (the “Annual Report”). This Proxy Statement, the accompanying proxy and the Annual Report were first mailed to shareholders on or about April 30, 2015. Audited financial statements of 4LC for the fiscal year ended December 31, 2014 are contained in the Annual Report. The Annual Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Proxies in the accompanying form which are properly executed and duly returned to 4LC and not revoked prior to voting at the Annual Meeting will be voted as specified. If no contrary specification is made, and if not designated as broker non-votes, the shares of common stock of 4LC, par value $.01 per share, represented by the enclosed proxy will be voted FOR the election of the nominees for director (Proposal 1) and FOR the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (Proposal 2). In addition, the shares of common stock represented by the enclosed proxy will be voted by either of the persons named therein, in such person’s discretion, with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponements thereof. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting by filing with the Secretary of 4LC a written notice of revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

The Board of Directors has fixed the close of business on April 20, 2015 as the record date for the determination of the shareholders entitled to receive notice of, and to vote at, the Annual Meeting. The holders of one-third of all issued and outstanding shares of common stock present in person, or represented by proxy, shall constitute a quorum at the Annual Meeting. Assuming the presence of a quorum:

•	To elect the directors — In an uncontested election, a director will be elected if the votes cast “FOR” such director exceed the votes “WITHHELD” or cast “AGAINST” such director; provided that, if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast.
•	To ratify the selection of the independent registered public accounting firm — An affirmative vote of the majority of shares present at the Annual Meeting and entitled to vote is required to ratify the selection of the independent registered public accounting firm.

On April 20, 2015, the record date for the Annual Meeting, 4LC had 14,904,269 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to come before the Annual Meeting. There is no cumulative voting. Votes shall be counted by Georgeson Inc.

Shares represented by proxies designated as broker non-votes will be counted for purposes of determining a quorum. Broker non-votes occur when a broker nominee does not vote on one or more matters at a meeting because it has not received instructions to so vote from the beneficial owner and is prohibited from exercising discretionary authority to so vote. If you hold your shares in “street name” and do not instruct your broker how to vote, your broker only has the discretionary authority to vote on the ratification of the selection of the independent registered public accounting firm (Proposal 2). Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining a quorum and for purposes of determining the outcome of a vote on any matter, but will not serve as a vote “for” or “against” any matter. Broker non-votes and abstentions will have no effect on the election of directors. Abstaining will have the practical effect of voting against the ratification of the selection of the independent registered public accounting firm.

Expenses

All expenses in connection with solicitation of proxies will be borne by 4LC. Officers and regular employees of 4LC may solicit proxies by personal interview, telephone and telegraph. Brokerage houses, banks and custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and the Proxy Statement. Georgeson Inc. has been engaged to assist in the solicitation of proxies, brokers, nominees, fiduciaries and other custodians. 4LC will pay Georgeson Inc. approximately $7,500 for its services and reimburse its out-of-pocket expenses.

PROPOSAL 1 - ELECTION OF DIRECTORS

The directors are elected annually by the shareholders of 4LC. The 4LC By-Laws provide that the number of directors shall not be less than three nor more than nine, the exact number of directors to be determined from time to time by the affirmative vote of a majority of the entire Board of Directors. On February 9, 2015, the Board of Directors established the number of directors of 4LC at five. On April 27, 2015, director Wade I. Massad informed 4LC that he will not stand for reelection at the Annual Meeting so that he may pursue other interests. Mr. Massad will serve out the remainder of his term until the Annual Meeting. In accordance therewith, a total of three persons have been designated by the Board of Directors upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”) as nominees and are being presented to the shareholders for election at the Annual Meeting.

The three persons named below have been nominated for election to serve as directors until the next Annual Meeting and until their respective successors have been duly elected and qualified, each of whom is currently a director. There are no family relationships between any director, executive officer or director nominees.

•	Duminda M. DeSilva	•	Bruce R. Foster

•	Kenneth H. Klopp

All of the nominees have consented to serve as directors, if elected. If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the proxies may be voted for the election of such other person or persons as the remaining members of the Board of Directors may recommend.

4LC’s By-Laws include a policy requiring an incumbent director who does not receive a majority of the votes cast for his or her re-election to tender his or her resignation. The Board of Directors must then decide, through a process managed by the Nominating Committee and excluding the nominee in question, whether to accept the resignation. In making its decision, the Board of Directors may consider any factors or information that it considers appropriate or relevant. The decision of the Board of Directors must be completed within 90 days from the date of the certification of the election results and disclosed promptly thereafter in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DIRECTOR NOMINEES NAMED ABOVE, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY OR SUCH PROXY CARD IS IN RESPECT OF A BROKER NON-VOTE, THE APPOINTEES NAMED THEREON INTEND TO SO VOTE.

MANAGEMENT

The following table sets forth information concerning the three nominees for director (all of whom are standing for re-election at the Annual Meeting), followed by information concerning our executive officers, as of the date of this Proxy Statement. Each of our directors holds office for a term commencing on the date of the annual meeting of shareholders at which he was elected until the next annual meeting of shareholders or until his successor is elected and qualifies unless he dies, resigns or otherwise leaves the Board before then. All executive officers hold office until their successors are elected and qualified or until such officer’s earlier resignation or removal.

Name	Age	Position
Duminda M. DeSilva	47	Interim Chairman of the Board of Directors
Kenneth H. Klopp	73	Director
Bruce R. Foster	55	Director, Chief Executive Officer, Executive Vice President, and Chief Financial Officer

Duminda M. DeSilva, 47, has been a director of the Company since May 2010. Mr. DeSilva has been the Managing Director of Dimensional Capital, LLC, a wealth management firm, since November 2014. Previously,

Mr. DeSilva was a Managing Director at Prescott Group Capital Management, a registered investment advisory firm and the largest shareholder of 4LC as of April 20, 2015, since 2005. Prior thereto, Mr. DeSilva was President and Chief Operating Officer of World Telemetry Inc., a company providing asset management solutions for the oil, gas and petrochemical industries, from 2001 to 2005, and before that Mr. DeSilva served as General Manager & Senior Vice President of Dean & Deluca, from 1998 to 2001, as well as a variety of senior positions at Koch Industries, Inc. from 1991 to 1998. Additionally, Mr. DeSilva serves various other private sector companies and non-profit firms. Mr. DeSilva is nominated because of his financial expertise and diverse domestic and international business experience.

Kenneth H. Klopp, 73, was appointed to the Company’s Board of Directors in February 2015. Mr. Klopp serves as Chairman of Obscura Digital, an interactive technology company, and as a Director at Wildlife Works, Inc., Cocona, Inc. and Cocona Fabrics. He also serves as an Advisor at VO2 Partners, an investment firm, and Silas Capital, a venture capital and private equity firm. Mr. Klopp is the Founder and for 25 years was the Chief Executive Officer at The North Face, Canterbury of New Zealand. Mr. Klopp is also involved in and has served on the advisory boards of numerous entrepreneurial endeavors. His achievements have been recognized on national television and in publications including Business Week, Forbes, The Wall Street Journal, Inc. Magazine and Success. Mr. Klopp holds a BA and an MBA from Stanford University. Mr. Klopp was identified and recommended to the Board as a director by Duminda DeSilva, and the Board has nominated Mr. Klopp because of his extensive experience in manufacturing, distribution and licensing.

Bruce R. Foster, 55, has been a director and the Chief Executive Officer (“CEO”) of the Company since October 2012, and Chief Financial Officer (“CFO”) of the Company and Executive Vice President of the Company since December 2005. Prior thereto, Mr. Foster had served as the Senior Vice President of Finance since joining the Company in August 2002. From 1998 to 2002, Mr. Foster held various positions with Deloitte & Touche LLP, an international public accounting firm, most recently as an Audit Director. Mr. Foster is nominated because of his extensive experience in finance, licensing, and manufacturing.

Director Qualifications

The Nominating Committee seeks independent individuals who represent a mix of backgrounds and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. Board members should display the personal attributes necessary to be an effective director, including integrity, sound judgment, independence, the ability to operate collaboratively and a commitment to 4LC’s shareholders.

The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board of Directors. Although the Board of Directors prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there a specific policy on diversity. The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board of Directors.

Leadership Structure

Mr. Duminda M. DeSilva is currently the Interim Chairman of the Board of Directors. Mr. Foster has served as our CEO since October 2012 (from October 2012 to October 2013 on an interim basis), and continues to serve as the Company’s CFO and Executive Vice President, a position he has held since 2005. Mr. Foster has been with the Company since 2002 and has extensive experience in finance, licensing and manufacturing businesses. The Board of Directors believes that the current leadership structure is optimal for the Company and that the Company, at this time of cost-cutting and restructuring, cannot afford an additional executive salary. In making its determination, the Board of Directors has also taken into account a number of additional factors. First, the Board of Directors, which consists of a majority of independent directors who are highly qualified and experienced, exercises its independent oversight function on a continuous basis as evidenced by the eight Board meetings held during the fiscal year ended December 31, 2014. Second, all of the Board of Directors’ key committees (Audit, Compensation, Nominating and Corporate Governance) are comprised entirely of independent directors. Third, the Board of Directors has designated Duminda M. DeSilva as lead independent director and Interim Chairman of the Board of Directors. Finally, the independent, non-management directors conduct regular executive sessions during which the independent directors review and provide substantial oversight of our officer’s performance.

It is management’s responsibility to assess and manage the various risks the Company faces. It is the Board of Directors’ responsibility to oversee management in this effort. In exercising its oversight, the Board of Directors reviews the strategic, operational, financial and compliance risks that affect the Company. The Board of Directors as a whole has oversight responsibility for the Company’s strategic and operational risks (e.g., major initiatives, competitive markets and products and sales and marketing). Oversight responsibility for compliance risk is shared among the committees of the Board of Directors. For example, the Audit Committee of the Board of Directors (the “Audit Committee”) oversees risk in the areas of accounting, finance, internal controls and tax strategy as well as compliance with related laws and policies. The Compensation Committee of the Board of Directors (the “Compensation Committee”) oversees risk in connection with the Company’s compensation programs and policies as well as compliance with compensation related laws and policies. The Nominating Committee oversees compliance with governance related laws and policies, including the Company’s corporate governance guidelines.

Meetings of the Board of Directors

The Board of Directors met eight times during the fiscal year ended December 31, 2014 and four times subsequent to December 31, 2014, but before the filing of 4LC’s Annual Report on Form 10-K for the year ended December 31, 2014. Each of the directors who served as a director during 2014 attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served during the fiscal year ended December 31, 2014.

Committees of the Board of Directors

4LC’s Audit Committee currently consists of Mr. Massad, who serves as the Chairman, and Mr. DeSilva, both of whom are independent directors. The Audit Committee provides assistance to the Board of Directors in fulfilling the Board of Directors’ oversight responsibilities with respect to the quality and integrity of 4LC’s financial reports, the performance of 4LC’s internal audit function, oversight of 4LC’s registered public accounting firm, and 4LC’s compliance with legal and regulatory requirements. The Audit Committee has the sole authority to appoint or replace 4LC’s independent registered public accounting firm, oversees the independent registered public accounting firms’ qualifications, independence and performance, discusses with 4LC’s management and the independent registered public accounting firm the scope of the annual audit and determines the compensation for audit and permissible non-audit services to be provided by the independent registered public accounting firm. The Audit Committee met with management periodically during 2014 to consider the adequacy of 4LC’s internal controls and the objectivity of its financial reporting. The Audit Committee also discussed with 4LC’s independent registered public accounting firm and with the appropriate financial personnel their evaluations of 4LC’s internal accounting controls and the overall quality of 4LC’s financial reporting. The Audit Committee also discussed with 4LC’s senior management and independent registered public accounting firm the process used for certifications by 4LC’s principal executive officer and principal financial officer which is required by the SEC for certain of 4LC’s filings with the SEC.

The Board of Directors has determined that one of the Audit Committee’s members, Mr. Massad, qualifies as an “audit committee financial expert” as defined by the rules promulgated by the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors. All of the Audit Committee members are independent as defined in the NYSE listing standards. The Audit Committee met four times during the fiscal year ended December 31, 2014 and two times subsequent to December 31, 2014, but before filing of the 4LC’s Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee’s report is included on page 16 of this Proxy Statement.

The Compensation Committee currently consists of Mr. Massad, who serves as the Chairman, and Messrs. DeSilva and Klopp. The Compensation Committee:

(i)	reviews 4LC’s goals and objectives with respect to executive compensation;
(ii)	sets and administers 4LC’s policies that govern annual and long-term compensation of executives;
(iii)	evaluates the performance of the Company’s CEO in light of 4LC’s goals and objectives;
(iv)	determines and approves compensation for the Company’s CEO, other executive officers and directors; and
(v)	grants and administers equity incentive compensation pursuant to 4LC’s equity incentive plan.

The Compensation Committee may form and delegate authority to subcommittees when appropriate. The Compensation Committee currently does not have any subcommittees. The Compensation Committee met one time during the fiscal year ended December 31, 2014 and met two times subsequent to December 31, 2014, but before the filing of 4LC’s Annual Report on Form 10-K for the year ended December 31, 2014.

The Nominating Committee currently consists of Mr. DeSilva, who serves as the Chairman, and Messrs. Massad and Klopp. The Nominating Committee assists the Board of Directors in:

(i)	identifying individuals qualified to become members of the Board of Directors;
(ii)	assessing the skills, background and abilities of each candidate;
(iii)	assisting in assessing the independence of members of the Board of Directors; and
(iv)	recommending the director nominees to be proposed for election at the annual meeting of shareholders.

The Nominating Committee has not adopted specific minimum qualifications with respect to its nominees, but assesses the overall qualifications of nominees, including, among other things, the employment and other professional experience of the candidate, the candidate’s past expertise and involvement in areas that are of relevance to the Company’s business, the candidate’s business ethics and professional reputation and independence. The Nominating Committee evaluates candidates using these criteria and such other criteria it deems appropriate in recommending qualified candidates for nomination to the Board of Directors.

The Nominating Committee met once during the fiscal year ended December 31, 2014 and once subsequent to December 31, 2014, but before the filing of 4LC’s Annual Report on Form 10-K for the year ended December 31, 2014. Pursuant to its policy, the Nominating Committee does not solicit director nominations, but will consider recommendations by shareholders. Notice of any nomination for election or reelection as a director to be considered at the 2016 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive office at 767 Third Avenue, 17th Floor, New York, New York 10017 not less than 120 days before April 30, 2016 and must include the information regarding the nominees and the stockholder giving such notice as required by the By-Laws of the Company. If the date of the 2016 Annual Meeting of Shareholders has changed by more than 30 calendar days from the 2015 Annual Meeting of Shareholders, notice by the shareholder must be received by the Secretary of the Company not later than the close of business on the later of the 90th day prior to the date of the 2016 Annual Meeting of Shareholders or, if the first public announcement of the date of the 2016 Annual Meeting of Shareholders is less than 100 days prior to the date of the 2015 Annual Meeting of Shareholders, then not later than the close of business on the 10th day following the day on which public announcement of the date of the 2016 Annual Meeting of Shareholders is first made by the Company. Candidates proposed by shareholders will be considered by the Nominating Committee in substantially the same manner as other nominees.

Independence of Directors

The Company continues to employ the New York Stock Exchange (“NYSE”) standards in determining the independence of its directors, even though the Company’s stock is not listed on the NYSE. These standards require a majority of our Board of Directors to be independent and every member of our Audit Committee, Compensation Committee, and Nominating Committee to be independent. A director is considered independent only if our Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder, or officer) or with another company (either directly or as a partner, stockholder, or officer) that has a relationship with the Company.

Our Board of Directors has determined that the following directors are independent: Duminda M. DeSilva, Wade Massad and Kenneth H. Klopp. Our Board of Directors has determined that each of the members of the Audit, Compensation and Nominating Committees are “independent”. In addition, our Board of Directors has determined that Jay Emmett, who served as a director of the Company during 2014, met the applicable independence requirements.

Our Audit, Compensation and Nominating Committees each operate under written charters adopted by the Board of Directors. These charters are available for review, free of charge, on 4LC’s website at http://www.4licensingcorp.com. In addition, a printed copy of the charters of the Board Committees will be provided to any of our shareholders who submit a request therefor to the Secretary of 4Licensing Corporation at 767 Third Avenue, 17th Floor, New York, New York 10017.

Communications with the Board of Directors

Shareholders or other interested parties may communicate directly with any director, committee member or the non-management directors as a group by writing to the Secretary of 4Licensing Corporation, at 767 Third Avenue, 17th Floor, New York, New York 10017. The Secretary has been directed to forward all relevant correspondence to the relevant director, committee member or group of directors.

Attendance at Annual Meetings

4LC encourages all incumbent directors and nominees for election as director to attend the Annual Meeting. Each of Messrs. DeSilva, Massad and Foster attended the Annual Meeting in May 2014.

Executive Sessions of Non-Employee, Non-Management Directors

Non-employee, non-management Board members meet without management present at each regularly scheduled Board meeting. During the non-management Board sessions, the presiding director is determined by the committee session under which the meeting is being held or the agenda item being discussed. Accordingly, the chairman of the Audit Committee presides at the Audit Committee non-management director sessions, the chairman of the Compensation Committee presides at the Compensation Committee non-management director sessions and the chairman of the Nominating Committee presides at the Nominating Committee non-management director sessions.

Corporate Governance Guidelines

4LC has adopted corporate governance guidelines that are available for review, free of charge, on 4LC’s website at http://www.4licensingcorp.com. In addition, a printed copy of our corporate governance guidelines will be provided to any of our shareholders who submit a request therefor to the Secretary of 4Licensing Corporation at 767 Third Avenue, 17th Floor, New York, New York 10017.

Code of Ethics

We have a code of ethics that applies to all of our employees, including our principal executive officer. A copy of our Code of Ethics and Business Conduct is available for review, free of charge, on our website at http://www.4licensingcorp.com. In addition, a printed copy of our Code of Ethics and Business Conduct will be provided to any of our shareholders who submits a request therefor to the Secretary of 4Licensing Corporation at 767 Third Avenue, 17th Floor, New York, New York 10017.

COMPENSATION OF NAMED EXECUTIVE OFFICER

Our Compensation Committee (for purposes of this discussion, the “Committee”) is responsible for establishing, implementing and continually monitoring the compensation structure of our Company. The Committee’s goal is to ensure that the total compensation packages for our named executive officer (“NEO”) are fair, reasonable and competitive.

The compensation arrangements for our NEO are designed to satisfy two core objectives:

•	retain, motivate and attract executives of the highest quality in key positions in the various business segments of our company; and
•	align the interests of the NEO with those of our shareholders by rewarding performance above our established goals, with the ultimate objective of improving shareholder value.

Our NEO compensation package currently consists of base salary, discretionary cash bonuses and other benefits that are intended to provide our NEO with aggregate compensation packages that satisfy the core objectives set forth above. The payment of discretionary cash bonuses is based principally on achieving or exceeding our financial objectives along with successful implementation of initiatives that position us for future growth and increased shareholder value. At this time, we do not provide our NEO with any supplemental retirement benefits, qualified pension plans or deferred compensation plans, other than the Company’s 401(k) plan to which the NEO may contribute.

Our compensation philosophy is driven in large part by the fact that we are in a highly competitive industry where we must compete with companies that have substantially greater financial resources. We recognize that our need to provide executive compensation packages that are competitive with other firms in our industry must be balanced with the interests of our shareholders. We strive to meet this balance and arrive at appropriate compensation packages by carefully weighing both the marketplace realities that dictate the levels of compensation for entertainment company executives and the financial positions of companies of a similar size and global scope.

We also believe that, despite our current financial and operational issues, the long-term success of our Company requires that our NEO make decisions that in the short-term may not contribute to our financial performance, but will prepare our Company for the future and position us to participate in the changing trends of the sports and licensing businesses. We, therefore, do not look solely at short-term financial achievements in determining appropriate compensation for our NEO but take into account his long-range planning.

Our senior executive officer assists the Committee in analyzing our general compensation policies. This process assists the Committee in determining how to utilize the elements of the compensation package to best motivate our NEO and to ensure the satisfaction of our short and long-term business goals. Our senior executive officer also assists the Committee in identifying a set of financial goals and strategic objectives for the upcoming year, which are selected to assess the performance of our NEO.

The discussion below addresses the principal elements of our NEO compensation. Please also consult the compensation tables beginning on page 12 for more detailed information.

Stockholders Approve Compensation of the Company’s Named Executive Officer (Say on Pay)

At the Company’s 2013 annual meeting, we conducted a stockholder advisory vote regarding our NEO compensation. 4LC’s Board of Directors recommended stockholders approve the NEO’s compensation. The proposal was approved by over 98% of the votes cast for the proposal plus the votes cast against the proposal.

The Committee discussed the results and determined that no changes to compensation philosophy or strategy were required or should be considered as a result of the favorable stockholder vote. While the advisory vote was positive, our Board, Compensation Committee and executive officers regularly consider changes to our total rewards programs to align our strategy to the Company’s business strategy and stockholder expectations.

Base Salary

We establish a base salary that is sufficient, in the Committee’s judgment, to retain and motivate our NEO. In determining an appropriate salary, the Committee considers the NEO’s scope of responsibility and accountability within our Company and reviews the NEO’s compensation, individually and relative to other officers.

Discretionary Cash Bonuses

The Committee believes that discretionary cash bonus compensation designed to retain and motivate our NEO should be directly linked to our overall corporate financial performance, individual performance and our success in achieving both our short-term and long-term strategic goals. In assessing the performance of our Company and our NEO during the fiscal year ended December 31, 2014, the Committee considered our performance in the following areas:

•	Sustaining the performance of our core properties;
•	Identifying and developing future properties;
•	Continuing to reduce operating costs across our Company’s business;
•	Developing new initiatives to respond to changing trends in our industry; and
•	Maintaining our reputation for integrity.

We do not expect to pay discretionary cash bonuses to our NEO with respect to the fiscal year ended December 31, 2015 unless our financial performance significantly improves or there are other performance-related factors that merit payment of a discretionary cash bonus.

Other Compensation

Equity Incentive Plan

On February 27, 2013, the Board of Directors adopted the 2013 Equity Incentive Plan (the “Plan”), which permits the grant of non-statutory stock options and restricted shares to eligible employees, consultants and directors. The Plan authorizes the Company to issue up to 2,600,000 shares of common stock.

401(k) Plan

We maintain a 401(k) plan for our NEO and other employees. Our Company currently matches twenty-five percent of the first six percent of the employees’ contribution of salary to the 401(k) plan. For the fiscal year ended December 31, 2014, we contributed matching contributions of an aggregate amount of $3,450 to the 401(k) plan account of our NEO.

Employment and Severance Agreements

CEO and CFO Employment Agreement

On December 21, 2012, Bruce R. Foster agreed to enter into an Employment Agreement pertaining to Mr. Foster’s service as our (then interim) CEO and CFO (the “Foster Agreement”). The Foster Agreement was formally executed on March 21, 2013 (but effective as of December 21, 2012). Under the Foster Agreement, Mr. Foster serves as an at-will employee, and Mr. Foster and the Company can, and have the right to, terminate the employment relationship at any time for any reason, or no reason, with or without notice, and with or without cause. If Mr. Foster’s employment is terminated without cause, he will be entitled to a severance payment of $150,000, subject to his execution of a general release of all claims, damages, rights, remedies and liabilities against the Company, including all payment obligations of the Company under the Foster Agreement.

The Foster Agreement also contains a covenant not to compete, which provides that he will not engage in competition with us for a period of 12 months following the date of termination of his employment as well as other customary covenants concerning non-disclosure of confidential information.

Summary Compensation Table

The following table shows compensation paid, accrued or expensed with respect to our NEO for the fiscal years ended December 31, 2014 and 2013, respectively:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)(2)	All Other Compensation (3)	Total
Bruce R. Foster, CEO, Executive Vice President, and CFO	2014	$250,000	$—	$—	$219,000	$25,137	$494,137
	2013	250,000	—	—	45,000	24,081	319,081

(1)	The amounts reported represent the aggregate grant date fair value of the stock options awarded to our NEO in the fiscal year indicated, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.
(2)	These options were awarded pursuant to the 2013 Equity Incentive Plan, and become fully exercisable over a two-year period (1/3 exercisable on the grant date, 1/3 exercisable one year after the grant date and the remaining 1/3 exercisable two years after the grant date, respectively) and expire on April 30, 2024.
(3)	The following table lists all amounts included in the “All Other Compensation” column for each NEO:
Name	Year	Medical Premium	Life Insurance Premium	401(k) Matching Contributions	Severance	Total
Bruce R. Foster	2014	$20,655	$1,032	$3,450	$—	$25,137
	2013	19,861	770	3,450	—	24,081

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding unexercised options and awards that have not vested for our NEO at December 31, 2014:

Name	Grant Date	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date
Bruce R. Foster	2/27/2013	166,666	83,334	$0.26	2/27/2023
	4/30/2014	83,333	166,667	$1.44	4/30/2024
	Totals	249,999	250,001

(1)	The option awards vest with respect to one-third of the shares on each of the issuance of the options, and the first and second anniversaries of the date of grant.

Potential Payments Upon Termination or Change of Control

The table below reflects the amount of compensation payable to our NEO upon voluntary termination, early retirement, involuntary not-for-cause termination, for cause termination, termination following a change of control and in the event of disability or death of the NEO. The amounts shown assume that such termination was effective as of December 31, 2014, and thus include amounts earned through such time and are estimates of what would be paid out to these NEOs. The actual amounts to be paid out can only be determined at the time of such NEO’s separation from our Company. For details of the amounts payable, please refer to the “Employment and Severance Agreements” section included above.

Name	Voluntary/ Normal Termination	Involuntary Not For Cause Termination	For Cause Termination	Involuntary or Good Reason Termination (Change-of- Control) (1)	Death	Disability
Bruce R. Foster	$150,000	$150,000	—	—	—	—

(1)	Upon a change-of-control 250,001 of unvested option awards will vest immediately.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the Company’s existing equity compensation plan as of December 31, 2014:

Plan Category	(a) Number of Securities to Be Issued Under Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders: Stock Options	N/A	N/A	N/A
Restricted Stock	N/A	N/A	N/A
Equity compensation plans not approved by security holders (1)	1,503,000	$0.85	1,097,000

(1)	On February 27, 2013, the Board of Directors authorized the Plan, which provides for the grant of non-statutory stock options and restricted shares to eligible employees and directors of the Company. The Plan authorizes the Company to issue up to 2,600,000 shares of Company’s common stock. The Company issues new shares upon the exercise of stock options. Options granted under the Plan generally expire no later than 10 years from the date of grant. The exercise price of any option granted to a 10% stockholder may be no less than 110% of the fair value of the Company’s common stock on the date of grant. As of December 31, 2014, 1,019,334 shares of the Company were available for issuance under the Plan.

Stock options issued pursuant to this Plan become fully exercisable over a two-year period (1/3 exercisable on the grant date, 1/3 exercisable one year after the grant date and the remaining 1/3 exercisable two years after the grant date).

Director Compensation

The form and amount of director compensation is determined by our Board of Directors upon the recommendation of the Committee. Each member of the Board of Directors who is not an employee of our Company (a “Non-Employee Director”) receives $20,000 annually for his service on the Board of Directors. At the discretion of the Board of Directors, the Non-Employee Directors are eligible to receive grants of restricted stock or options to purchase shares of our common stock at an exercise price equal to the fair market value of a share of common stock on the date of grant. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors.

The following chart represents the compensation amount we paid or awarded with respect to our Non-Employee Directors for their services for the fiscal year ended December 31, 2014:

Director (1)(2)	Fees Earned	Grant Date Fair Value of Stock Awards	Option Awards (3)	All Other Compensation	Total
Duminda M. DeSilva	$10,000	$—	$158,000	$—	$168,000
Jay Emmett (3)(4)	$10,000	$—	$158,000	$—	$168,000
Wade I. Massad (5)	$10,000	$—	$158,000	$—	$168,000

(1)	Bruce Foster is omitted from this table because he did not receive any additional compensation for service as a director.
(2)	Based on the Company’s cash constraints the Compensation Committee waived the Director Fees for the first, second, third and a portion of the fourth quarters of 2014. For 2015, the Compensation Committee has set Director Fees at $20,000 annually.
(3)	The amounts reported represent the aggregate grant date fair value of the stock options awarded to our Directors in the fiscal year indicated, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.
(4)	Jay Emmett resigned from the Company’s Board of Directors effective October 1, 2014.
(5)	On April 27, 2015, Mr. Massad notified 4LC that he will not stand for reelection at the Annual Meeting. Mr. Massad will serve out the remainder of his term until the Annual Meeting.

In February 2015, the Company entered into a consulting agreement with Mr. DeSilva. Under the consulting agreement, Mr. DeSilva agreed to provide consulting services with regard to exploring strategic options and alternatives for the Company, as requested by the Company from time to time, in exchange for cash compensation of $10,000 per month, payable on a monthly basis.

As of December 31, 2014, our Non-Employee Directors held the following number of unexercised stock options:

Director	Unexercised Options
Duminda M. DeSilva	200,000
Kenneth H. Klopp	—
Wade I. Massad	200,000

Compensation Committee Interlocks and Insider Participation

As described in “Election of Directors - Committees of the Board of Directors” above, the Compensation Committee consists of Messrs. DeSilva, Klopp and Massad, none of whom has ever been an officer or employee of the Company or any of its subsidiaries. During the fiscal year ended December 31, 2014, no executive officer of the Company served as a member of the Compensation Committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee or our Board of Directors.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2014

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2014 with the Company’s management. The Audit Committee has discussed with EisnerAmper LLP, the Company’s independent public accountants, the matters required to be discussed pursuant to Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with EisnerAmper LLP such firm’s independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

Audit Committee
Wade I. Massad
Duminda M. DeSilva

Certain Transactions Involving Management

We have adopted a written policy that states that if any of our director or executive officers or any business organizations or individuals associated with them has transacted business with our Company during the year, such transactions must be reported initially to the Secretary of the Company. The information may be reported in the written questionnaire submitted by our directors and executive officers annually or on an as needed basis. The Secretary of the Company then advises the Board of Directors of any such transactions for their review and determination as to whether or not to approve such transactions. In making such determinations, the Board of Directors will take into account factors such as whether the goods and services in question are available from an unrelated third party on similar or more favorable terms. No director shall participate in any discussion or approval of a transaction for which he or she is the related party. During 2014, there were no transactions involving management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2014, our officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for Mr. Ken Feldman who informed the Company on March 6, 2015 that he had failed to timely report that he had become a 10% or greater beneficial owner of the Company. Accordingly, during 2014 Mr. Feldman failed to timely report at least 240 transactions. Additionally, Director Wade Massad failed to timely file one Form 4 that reported one transaction and was filed late.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 20, 2015, certain information concerning the beneficial ownership of the shares of our common stock by (i) each person who is known by us to own beneficially more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) our NEO and (iv) all of our current directors and executive officers as a group.

		Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares	Options	Warrants	Amount and Nature of Beneficial Ownership	Percent of Class
Prescott Group Capital Management, L.L.C. (2)(3)	2,414,209	—	2,831,875	5,246,084	29.6%
The Leslie Rudd Living Trust (4)(5)	769,231	—	1,538,462	2,307,693	14.0%
Ken Feldman (6)	1,716,068	—	—	1,716,068	11.5%
Roger Goodspeed (7)(8)	958,973	—	547,946	1,506,919	9.8%
Alfred R. Kahn (9)	1,332,663	—	—	1,332,663	8.9%
Cleveland Capital Management LLC (10)(11)(12)	497,100	—	283,187	780,287	5.1%
Wade I. Massad (10)(11)(12)	534,300	338,644	283,187	1,156,131	7.4%
Bruce R. Foster (10)	17,500	456,666	—	474,166	3.1%
Duminda M. DeSilva (10)	—	353,333	—	353,333	2.3%
Kenneth H. Klopp (10)	—	16,667	—	16,667	0.1%
All current directors and executive officers as a group (4 persons)	551,800	1,165,310	283,187	2,000,297	12.2%

(1)	Unless otherwise indicated, each holder possesses sole voting and investment power over the shares of common stock listed as beneficially owned.
(2)	According to a Schedule 13D/A filed with the SEC on March 27, 2015, Prescott Group Capital Management, L.L.C. has sole voting power and sole dispositive power with respect to all of the shares reported as beneficially owned. The address of the beneficial owner is 1924 South Utica, Suite 1120, Tulsa, Oklahoma 74104-6529.
(3)	Includes 2,831,875 shares of our common stock underlying warrants to purchase shares of common stock exercisable within 60 days of April 20, 2015.
(4)	According to a Schedule 13D filed with the SEC on February 25, 2015, the address of The Leslie Rudd Living Trust is 2416 E. 37th Street N., Wichita, KS 67219.
(5)	Includes 1,538,462 shares of our common stock underlying warrants to purchase shares of common stock exercisable within 60 days of April 20, 2015.
(6)	The address of Ken Feldman is One Independent Drive, Suite 1300, Jacksonville, FL 32202. According to a Schedule 13G/A filed with the SEC on March 16, 2015, Mr. Feldman is the beneficial owner of all of the shares and has sole voting and dispositive power over the shares, including sole voting and dispositive power over 694,000 shares owned by Kenira Holdings, LLC, of which Mr. Feldman is the sole owner and managing member.
(7)	The address of Roger Goodspeed is c/o The Nelson Law Group, 1 North Broadway, Suite 712, White Plains, NY 10601. According to a Schedule 13D filed with the SEC on March 11, 2015, Mr. Goodspeed has sole voting power with respect to all of the shares reported as beneficially owned.
(8)	Includes 547,946 shares of our common stock underlying warrants to purchase shares of common stock exercisable within 60 days of April 20, 2015.
(9)	The address of Alfred R. Kahn is 928 Broadway, Suite 703, New York, NY 10010. According to a Schedule 13G/A filed with the SEC on March 11, 2014, Alfred R. Kahn has sole voting and sole dispositive power with respect to all of the shares reported as beneficially owned.
(10)	The address for Messrs. DeSilva, Foster, Klopp and Massad is 4Licensing Corporation, 767 Third Avenue, 17th Floor, New York, NY 10017. Included in the share amounts beneficially owned are stock options issued as of February 27, 2013, April 30, 2014 and February 26, 2015, as applicable that are exercisable within 60 days of April 20, 2015.
(11)	According to a Schedule 13D filed with the SEC on April 16, 2015, consists of 497,100 shares held by Cleveland Capital Management LLC. Mr. Massad may be deemed to beneficially own the shares of common stock held by Cleveland Capital Management LLC. The address of Cleveland Capital Management LLC is 1250 Linda Street, Suite 304, Rocky River, Ohio 44116.
(12)	Includes 283,187 shares of our common stock underlying warrants to purchase shares of common stock exercisable within 60 days of April 20, 2015.

PROPOSAL 2 - SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 26, 2015, the Audit Committee voted to propose and recommend the selection of EisnerAmper LLP as our independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2015.

The Audit Committee has the responsibility for the selection of 4LC’s independent registered public accounting firm. Although shareholder ratification is not required for the selection of EisnerAmper LLP, and although such ratification will not obligate 4LC to continue using the services of such firm, the Audit Committee is submitting the selection for ratification with a view towards soliciting the shareholders’ opinion thereon, which may be taken into consideration in future deliberations. In the event that shareholders fail to ratify the appointment of EisnerAmper LLP, the Audit Committee will reconsider the appointment of EisnerAmper LLP.

Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm (the “independent auditors”) in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee reviews and provides pre-approval for certain types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval by the Audit Committee. The Audit Committee reviewed and approved all non-audit services described below. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

The fees billed or expected to be billed for professional services rendered by EisnerAmper LLP in the fiscal years ended December 31, 2014 and 2013 were approximately as follows:

Type of Fees	2014	2013
Audit Fees	$160,000	$181,000
Audit Related Fees	—	5,000
Tax Fees	40,000	40,000
Total	$200,000	$226,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that 4LC paid or expected to pay to EisnerAmper LLP for the audit of 4LC’s annual financial statements included in the Annual Report on Form 10-K for the fiscal years ended December 31, 2014 and 2013, respectively, and review of financial statements included in the Forms 10-Q filed during the fiscal years ended December 31, 2014 and 2013; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. “Tax Fees” are fees for tax services rendered in connection with the filing of the Company’s consolidated federal and state corporate tax returns.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE APPOINTEES NAMED THEREON INTEND TO SO VOTE.

TRANSACTIONS WITH RELATED PERSONS

Related Party Promissory Notes

On March 25, 2014, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cleveland Capital, L.P. (“Cleveland Capital”) and Prescott Group Aggressive Small Cap Masterfund, GP (“Prescott Group”, and together with Cleveland Capital, the “Purchasers”), and the guarantors party thereto, each of which is a wholly-owned subsidiary of the Company (each a “Guarantor” and collectively, the “Guarantors”), pursuant to which the Company agreed to issue to the Purchasers (i) up to an aggregate principal amount of $1,650,000 of unsecured promissory notes (each a “Note” and collectively, the “Notes”), to be guaranteed by the Guarantors, and (ii) warrants (each a “Warrant” and collectively, the “Warrants”) to purchase up to an aggregate of 1,683,673 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for an aggregate purchase price of approximately $1,650,000 (the “Offering”).

On March 25, 2014, the Offering closed and the Company (i) issued and sold to Cleveland Capital a Note in the principal amount of $150,000 and a Warrant to purchase up to 153,061 Warrant Shares and received $150,000, and (ii) issued and sold to Prescott Group a Note in the principal amount of $1,500,000 and a Warrant to purchase up to 1,530,612 Warrant Shares and received $1,500,000.

Additionally, in connection with two third-party offerings during February and March 2015, the Company issued warrants to purchase an aggregate of 854,789 and 576,600 shares, respectively, of Common Stock to Cleveland Capital and Prescott, in accordance with its obligations under the Purchase Agreement and for no further consideration.

Wade Massad, one of our directors, is the Co-Founder and Co-Managing Member of Cleveland Capital Management, L.L.C., which is the General Partner of Cleveland Capital. Cleveland Capital beneficially owns more than 5% of the Common Stock. Duminda DeSilva, one of our directors, was a Managing Director at Prescott Group (“Prescott”), an affiliate of Prescott Group, which beneficially owns more than 25% of the Common Stock. As of November 10, 2014, Mr. DeSilva was no longer affiliated with Prescott.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

Shareholders of record sharing an address who receive multiple copies of proxy materials and wish to receive a single copy of such materials in the future should submit their request to the Secretary of 4Licensing Corporation at 767 Third Avenue, 17th Floor, New York, New York 10017. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you need to contact your bank, brokerage firm or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at our 2016 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive office at 767 Third Avenue, 17th Floor, New York, New York 10017 not less than 120 calendar days before April 30, 2016, or January 1, 2016. However, if the date of the 2016 Annual Meeting of Shareholders has changed by more than 30 calendar days from the 2015 Annual Meeting of Shareholders, notice by the shareholder must be received by the Secretary of the Company not later than the close of business on the later of either the 90th day prior to the date of the 2015 Annual Meeting of Shareholders or, if the first public announcement of the date of the 2016 Annual Meeting of Shareholders is less than 100 days prior to the date of the 2016 Annual Meeting of Shareholders, then not later than the close of business on the 10th day following the day the Company first publicly announces the date of the 2016 Annual Meeting of Shareholders.

Management proxies for the Company’s 2016 Annual Meeting of Shareholders will use their discretionary voting authority with respect to any proposal presented at the meeting by a shareholder who does not provide the Company with written notice of such proposal at least 45 days before April 30, 2016, or March 16, 2016.

By Order of the Board of Directors,

Duminda M. DeSilva
Interim Chairman of the Board of Directors

New York, New York
April 30, 2015

_ FOLD HERE – DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED _

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
4LICENSING CORPORATION

The undersigned hereby appoints Duminda M. DeSilva and Bruce R. Foster, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 4Licensing Corporation held of record by the undersigned at the close of business on April 20, 2015 at the Annual Meeting of Shareholders of 4Licensing Corporation to be held at The Cornell Club, 6 East 44th Street, New York, New York 10017, at 3:30 pm, local time, on Wednesday, May 27, 2015 or at any adjournment thereof.

(Continued, and to be marked, dated, and signed on the other side)

_ FOLD HERE – DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED _

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. ELECTION OF DIRECTORS

01 Duminda M. DeSilva	☐ FOR	☐ AGAINST	☐ WITHHELD
02 Kenneth H. Klopp	☐ FOR	☐ AGAINST	☐ WITHHELD
03 Bruce R. Foster	☐ FOR	☐ AGAINST	☐ WITHHELD

2. Proposal to approve the ratification of the appointment of EisnerAmper LLP as 4LC's independent auditors for the fiscal year ending December 31, 2015. ☐ FOR ☐ AGAINST ☐ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature______________________________ Signature________________________ Date____________, 2015

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.